UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 28, 2007

VYYO INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-30189	94-3241270
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6625 The Corners Parkway, Suite 100, Norcross, Georgia		30092
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code  (678) 282-8000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On March 28, 2007, Vyyo Inc. (the “Company”) announced it entered into a Securities Purchase Agreement (the “Purchase Agreement”) for the private placement of $35.0 million of the Company’s 5% unsecured Convertible Notes due 2012 (the “2007 Convertible Note”), initially convertible into 3.5 million shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) to Goldman, Sachs & Co., of which $17.5 million will be used to redeem in full the Company’s outstanding 10% Convertible Subordinated Notes due March 20, 2011 (the “2006 Convertible Note”) and 9.5% Senior Secured Notes due March 20, 2011 (the “2006 Senior Note”).  The transaction is expected to close on or before March 31, 2007, subject to customary closing conditions.

The 2007 Convertible Note is convertible at the holder’s option into shares of the Company’s Common Stock at an conversion price of $10.00 per share, provided, that in no event may the holder own of record more than 14.8% of the outstanding shares of Common Stock.  In the event of a Fundamental Change (as defined in the 2007 Convertible Note), the holder may, at its option, require the Company to redeem all or any portion of the 2007 Convertible Note at a price equal to 101% of the principal amount, plus all accrued and unpaid interest, if any, and subject to specified conditions, may be entitled to a cash “make-whole” premium, calculated in accordance with the terms of the Convertible Note.

Under the Amended and Restated Registration Rights Agreement executed in connection with the 2007 Convertible Note, the Company is obligated to file a registration statement on Form S-3 registering the resale of the shares issuable upon conversion of the Convertible Note for an initial two-year period, subject to extension under specified circumstances.

On March 28, 2007, the Company issued a press release announcing the transaction, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The foregoing description is qualified in its entirety by the Purchase Agreement, the 2007 Convertible Note, the Amended and Restated Registration Rights Agreement, the Amended and Restated 2006 Senior Secured Note and the Amended and Restated 2006 Convertible Note, each of which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

THE CONVERTIBLE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM REGISTRATION REQUIREMENTS.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 28, 2007, the Company announced it had entered into a Securities Purchase Agreement for the private placement of $35.0 million of 2007 Convertible Notes.  A detailed description of the private placement appears under Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02.                                          Unregistered Sales of Equity Securities.

On March 28, 2007, the Company announced it had entered into a Securities Purchase Agreement for the private placement of $35.0 million of 2007 Convertible Notes.  The issuance and sale of the securities, to be sold to a single investor, is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act, and/or the “safe harbor” provisions of Regulation D promulgated thereunder.  A detailed description of the private placement appears under Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated March 28, 2007
10.2	Form of $35,000,000 5% Convertible Note
10.3	Amended and Restated Registration Rights Agreement
10.4	Form of Amended and Restated Senior Secured Note
10.5	Form of Amended and Restated Convertible Note
99.1	Press Release, dated March 28, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYYO INC.

Date: March 28, 2007	By:	/s/ Tashia L. Rivard
Tashia L. Rivard
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated March 28, 2007
10.2	Form of $35,000,000 5% Convertible Note
10.3	Amended and Restated Registration Rights Agreement
10.4	Form of Amended and Restated Senior Secured Note
10.5	Form of Amended and Restated Convertible Note
99.1	Press Release, dated March 28, 2007